SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers MSCI USA ESG Leaders Equity ETF (USSG)

At a meeting held on August 13, 2024, the Board of Trustees of DBX ETF Trust approved a reduction in the fund’s unitary advisory fee as stated below. At the same time, DBX Advisors, LLC, the fund’s advisor, terminated the voluntary fee waiver that capped the fund’s operating expenses at the same level because of the redundancy. The reduction in the unitary advisory fee and the termination of the voluntary fee waiver are effective immediately.
As a result, the fund’s prospectus is revised as follows:
All references to the voluntary fee waiver for the fund are hereby deleted.
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES” section of the summary section of the fund’s prospectus:
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.09
Other Expenses	None
Total annual fund operating expenses	0.09
1 “Management fee” is restated to reflect the fund’s new management fee rate effective August 13, 2024.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115
The following information replaces the existing similar disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:
Management Fee. Under the Investment Advisory Agreement, the Advisor is responsible for substantially all expenses of the fund, including the cost of transfer agency, custody, fund administration, compensation paid to the Independent Board Members, legal, audit and other services, except for the fee payments to the Advisor under the Investment Advisory Agreement (also known as a “unitary advisory fee”), interest expense, acquired fund fees and expenses, taxes, brokerage expenses, distribution fees or expenses (if any), litigation expenses and other extraordinary expenses.
For its services to the fund, during the most recent fiscal year, the Advisor received aggregate unitary advisory fees at the following annual rates as a percentage of the fund’s average daily net assets.

Fund Name	Fee Paid
Xtrackers MSCI USA ESG Leaders Equity ETF	0.09%*
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
Effective August 13, 2024, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.09% of the fund’s average daily net assets. Prior to August 13, 2024, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.10% of the fund’s average daily net assets.
Please Retain This Supplement for Future Reference
August 13, 2024
PROSTKR24-67